EXHIBIT 10.2


                           WAIVER AND AMENDMENT NO. 8
                                       TO
                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT


         THIS WAIVER AND AMENDMENT NO. 8 ("Amendment") is entered into as of February 12, 1999 by and among BRIDGEPORT MACHINES, INC.("BMI"), BRIDGEPORT MACHINES LIMITED ("BML") and BRIDGEPORT MACHINES GmbH ("BMG") (BMI, BML and BMG each, a "Borrower" and jointly and severally, the "Borrowers"); IBJ WHITEHALL BUSINESS CREDIT CORPORATION (as successor in interest to IBJ Schroder Business Credit Corporation as successor in interest to IBJ Schroder Bank & Trust Company) ("IBJS"), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (IBJS and GECC each, a "Lender" and jointly and severally, the "Lenders"); and IBJS, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

         BMI, BML, Lenders and Agents are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 23, 1994, as amended by: Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1995; Waiver and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 31, 1995; an Amended and Restated Waiver and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of June 28, 1995; an Amendment No. 3 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 30, 1995; an Amendment No. 4 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 2, 1996, wherein, among other things, BMG was added as a Borrower; an Amendment No. 5 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 21, 1997; a Consent and Amendment No. 6 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 16, 1997 and a Consent and Amendment No. 7 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 24, 1998 (as same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lenders provide BMI, BML and BMG with certain financial accommodations.

         Borrowers have requested that Lenders amend certain covenant violations and amend certain provisions of the Loan Agreement and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below:

                  (a) The following definitions in Section 1.2 of the Loan Agreement are hereby amended in their entirety to read as follows:

                           (i) "Domestic Revolving Interest Margin" for Revolving Advances which are Prime Rate Domestic Loans or Prime Rate U.K. Loans shall be subject to change by Agent within fifteen (15) days of each required delivery date of the quarterly financial statements of Borrowers as set forth in
                  Section 9.8 of the Agreement and shall be fixed as set forth below for each quarter based upon the Senior Interest Coverage Ratio at the end of the immediately preceding fiscal quarter.

                           Senior Interest Coverage                     Margin
                           ------------------------                     ------
                           less than 2.0 to 1.0                          .25%
                           greater than or equal to 2.0 to 1.0            .0%

                           (ii) "Domestic  Term Loan Interest  Margin" for Prime
                  Rate Domestic Term Loans and Prime Rate U.K. Term Loans shall be subject to change by Agent within fifteen (15) days of each required delivery date of the quarterly financial statements of Borrowers as set forth in Section 9.8 of the Agreement and shall be fixed as set forth below for each quarter based upon the Senior Interest Coverage Ratio at the end of the immediately preceding fiscal quarter.

                           Senior Interest Coverage                     Margin
                           ------------------------                     ------
                           less than 2.0 to 1.0                          .50%
                           greater than or equal to 2.0 to 1.0           .25%

                           (iii) "Eurodollar Revolving Interest Margin" for Revolving Advances consisting of Sterling Loans and Domestic Loans shall be subject to change by Agent within fifteen (15) days of each required delivery date of the quarterly financial statements of Borrowers as set forth in Section 9.8 of the Agreement and shall be fixed as set forth below for each quarter based upon the Senior Interest Coverage Ratio at the end of the immediately preceding fiscal quarter.

                           Senior Interest Coverage                     Margin
                           ------------------------                     ------
                           less than 2.0 to 1.0                          2.00%
                           greater than or equal to 2.0 to 1.0           1.75%

                           (iv) "Eurodollar Term Loan Interest Margin" for Eurodollar Rate Domestic Term Loans and Eurodollar Rate U.K. Term Loans shall be subject to change by Agent within fifteen
                  (15) days of each required delivery date of the quarterly financial statements of Borrowers as set forth in Section 9.8 of the Agreement and shall be fixed as set forth below for each quarter based upon the

                  Senior Interest Coverage Ratio at the end of the immediately preceding fiscal quarter.

                           Senior Interest Coverage                     Margin
                           ------------------------                     ------
                           less than 2.0 to 1.0                          2.25%
                           greater than or equal to 2.0 to 1.0           2.00%

                  (b) Section 6.7 of the Loan Agreement is hereby amended in its entirety to read as follows:

                           "6.7 Senior Interest Coverage. Cause to be maintained Senior Interest Coverage not less than (a) 1.0 to 1.0 at the end of each fiscal quarter ended from 4/3/99 through and including the fiscal quarter ended 4/1/00 with respect to the four fiscal quarters then ended and (b) 4.0 to 1.0 at the end of each fiscal quarter ended thereafter with respect to the four fiscal quarters then ended."

         3. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Lenders hereby waive any Event of Default that has occurred as a result of Borrowers' non-compliance with Section 6.7 of the Loan Agreement to the extent that such Event of Default arose solely as a result of Borrowers' failure to maintain the required Senior Interest Coverage as of January 2, 1999.

         4. Conditions Precedent. This Waiver and Amendment shall become effective upon satisfaction of the following conditions precedent:

                  (a) This Waiver and Amendment shall have been executed by the Lenders, the Borrowers and the Guarantor, in four counterparts, with executed counterparts delivered to each of the parties.

                  (b) Agent shall have received an amendment fee of $20,000.00 to be shared equally by the Lenders.

         5. Representations and Warranties.

                  (a) Borrowers hereby represent and warrant that as of the date hereof:

                           (i) This Waiver and Amendment and the Loan Agreement,
                  as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (ii) Upon the effectiveness of this Waiver and Amendment, Borrowers hereby reaffirm their respective covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Waiver and Amendment.

                           (iii) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Waiver and Amendment.

                           (iv) Borrowers have no knowledge of any facts which would form the basis for any defense, counterclaim or offset with respect to the Loan Agreement.

                  (b) Lenders hereby represent and warrant that this Waiver and Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Lenders and are enforceable against Lenders in accordance with their respective terms.

         6. Effect on the Loan Agreement

                  (a) Upon the effectiveness of this Waiver and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Waiver and Amendment are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purpose.

         9. Counterparts. This Waiver and Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, this Waiver and Amendment has been duly executed as of the day and year first written above.

                                    BRIDGEPORT MACHINES, INC.,
                                    as Borrower and Guarantor

                                    By:        /s/ Yvonne L. Megenis
                                               ---------------------
                                    Name:      Yvonne L. Megenis
                                    Title:     Vice President-Treasurer


                                    BRIDGEPORT MACHINES LIMITED,
                                    as Borrower

                                    By:        /s/ Yvonne L. Megenis
                                               ---------------------
                                    Name:      Yvonne L. Megenis
                                    Title:     Attorney In Fact


                                    BRIDGEPORT MACHINES GmbH,
                                    as Borrower

                                    By:        /s/ Yvonne L. Megenis
                                               ---------------------
                                    Name:      Yvonne L. Megenis
                                    Title:     Attorney In Fact


                                    IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Lender and as Agent

                                    By:        /s/ Robert R. Wallace
                                               ---------------------
                                    Name:      Robert R. Wallace
                                    Title:     Vice President


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Lender

                                    By:        /s/Martin Greenberg
                                               -------------------
                                    Name:      Martin Greenberg
                                    Title:     Duly Authorized Signature